UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)      December 29, 2003
                                                            -----------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    1-9550                    62-1691861
 -------------------------------     -----------              ---------------
 (State or Other Jurisdiction of      (Commission            (I.R.S. Employer
         Incorporation)               File Number)          Identification No.)




           One Thousand Beverly Way                               72919
             Fort Smith, Arkansas
    --------------------------------------                      --------
   (Address of Principal Executive Offices)                     (Zip Code)


            Registrant's telephone number including area code   (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On December 29, 2003, AEGIS Therapies, Inc., a wholly-owned subsidiary of Beverly Enterprises, Inc., and Sun Healthcare Group, Inc. ("Sun") jointly announced that AEGIS has agreed to acquire the rehabilitation business conducted by Sun's SunDance Rehabilitation Corporation and SunDance Rehabilitation Agency, Inc. subsidiaries. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On December 31, 2003, Beverly Enterprises, Inc. (the "Company") announced that it divested or closed eight additional eldercare facilities in December. These transactions are part of the Company's previously announced strategy of divesting facilities that account for a disproportionately high share of patient care liability costs and the strategic realignment of the Company's skilled nursing portfolio. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated December 29,
                2003.
Exhibit 99.2* - Press Release of Beverly Enterprises, Inc. dated December 31,
                2003.


*Filed with this document

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2004.    BEVERLY ENTERPRISES, INC.




                            By: /s/ PAMELA H. DANIELS
                                ---------------------
                                Pamela H. Daniels
                                Senior Vice President, Controller and
                                Chief Accounting Office

                                  EXHIBIT INDEX

 Exhibit No.       Exhibit
 -----------       -------

        99.1       Press Release of Beverly Enterprises, Inc. dated December 29,
                   2003.
        99.2       Press Release of Beverly Enterprises, Inc. dated December 31,
                   2003.